UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 13, 2008

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-25705	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike,

Bedford, Massachusetts 01730

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 6, 2008, GSI Group Inc. (the “Company”) filed a Form 12b-25, Notification of Late Filing, with the Securities and Exchange Commission (“SEC”). On November 13, 2008, the Company received a Delinquency Compliance Alert Letter from The Nasdaq Stock Market (“Nasdaq”), indicating that the Company was not in compliance with Nasdaq Marketplace Rule 4310(c)(14), since the Company has not yet filed its Quarterly Report on Form 10-Q for the quarterly period ended September 26, 2008 (the “Quarterly Report”). The Nasdaq letter advised the Company that it is permitted 60 calendar days to submit a plan to regain compliance with Nasdaq Marketplace Rule 4310(c)(14), and that the Nasdaq staff can grant the Company an exception, up to 180 calendar days from the due date of the Quarterly Report, to regain compliance. The Nasdaq letter further advised the Company that it will be placed on a list of non-compliant Nasdaq companies within two business days of November 13, 2008.

The Company is working diligently to complete the preparation of its Quarterly Report so that it may become current in its SEC filings. The Company intends to timely submit a plan to regain compliance to the Nasdaq Listing Qualifications Department. During this time, and for the extension period which may be granted to the Company by the Nasdaq Listing Qualifications Department, the Company’s securities will continue to be listed on Nasdaq. Upon the Company’s filing of its Quarterly Report, the Company will again become compliant with Nasdaq Marketplace Rule 4310(c)(14). A copy of the press release issued by the Company announcing receipt of the Nasdaq Delinquency Compliance Plan Alert Letter is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 14, 2008.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

GSI Group Inc.

By:	/s/ Sergio Edelstein
Sergio Edelstein President and Chief Executive Officer

Date: November 14, 2008

EXHIBIT INDEX

99.1	Press Release dated November 14, 2008.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.